Exhibit 32.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Adsouth Partners, Inc., a Nevada corporation (the "Company"), on Form 10-QSB for the quarter ended March 31, 2006, as filed with the Securities and Exchange Commission (the "Report"), Charles Matza, Chief Executive Officer of the Company, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350), that to his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/S/ Charles Matza
Chief Executive Officer

May 22, 2006